SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 14, 2002
(Date of earliest event reported)

ORIOLE HOMES CORP.
(Exact name of Registrant as specified in its charter)

Florida	1-6963	59-1228702
(State of incorporation or	(Commission File No.)	(IRS Employer Identification No.)
organization)

1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445
(Address of principal executive offices)

(561) 274-2000
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
CEO CERTIFICATION
CFO CERTIFICATION

Item  9.   Regulation FD Disclosure

     Simultaneously with the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, the Company furnished the Securities and Exchange Commission with the written statements of the Chief Executive Officer and Chief Financial Officer of the Company required by Section 906 of the Sarbanes-Oxley Act of 2002. Such certifications are also being furnished herewith as Exhibits 99.1 and 99.2 pursuant to Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIOLE HOMES CORP.

By: /s/ Mark Levy Name: Mark Levy Title: President

Date: November 14, 2002

EXHIBIT INDEX

Exhibit	Description

99.1	Certification of the Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.